SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the Registrant  [X]

         Filed by a Party other than the Registrant  [ ]

         Check the appropriate box:

         [ ]  Preliminary Proxy Statement
         [ ]  Confidential, for Use of the
                 Commission Only (as permitted by
                 Rule 14a-6(e) (2) )
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to rule 14a-11(e)  or Rule 14a-12
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             CTB INTERNATIONAL CORP.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         (2)  Aggregate number of securities to which transaction applies:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         (4)  Proposed maximum aggregate value of transaction:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         (5)  Total fee paid:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         (2)  Form, schedule or registration statement no.:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         (3)  Filing party:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         (4)  Date filed:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

April 3, 2001



To the Shareholders of CTB International Corp.:

         You are cordially invited to attend the Annual Meeting of Shareholders of CTB International Corp (the "Company") to be held on Tuesday, May 1, 2001, at 10:00 a.m. E.S.T./C.D.T., at the CTB Conference Center, State Road 15 North, Milford, Indiana.

         At the meeting, Shareholders will vote on the election of eight persons to the Board of Directors and on the ratification of the selection of Deloitte & Touche LLP, as independent accountants for the coming year. Details can be found in the accompanying Notice and Proxy Statement.

         We hope you are planning to attend the Annual Meeting personally, and we look forward to meeting with you. However, because the vote of each Shareholder is of utmost importance, we kindly request that you complete, date and sign your proxy card and return it to us promptly in the enclosed envelope, whether or not you currently plan to attend the Annual Meeting. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company, by filing a properly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

         On behalf of the Board of Directors and management of CTB International Corp., I would like to extend our appreciation for your continued support and confidence.

                                  Truly yours,

                                  CTB INTERNATIONAL CORP.



                                  Victor A. Mancinelli
                                  President and
                                  Chief Executive Officer

                             CTB International Corp.
                               State Road 15 North
                             Milford, IN 46542-2000
                                  219-658-4191

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF CTB INTERNATIONAL CORP.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CTB International Corp. (the "Company"), will be held at the CTB Conference Center, State Road 15 North, Milford, Indiana, on Tuesday, May 1, 2001, at 10:00 a.m. E.S.T./C.D.T. for the following purposes:

1.   To elect directors for designated terms of one (1) year.

2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the year ending December 31, 2001.

3. To transact any other business that may properly be brought before the meeting or any adjournment thereof.

         The Shareholders of record, as of the close of business on March 20, 2001, of the Company's common stock, are entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.

                                             By Order of the Board of Directors,



                                             Michael J. Kissane
                                             Secretary

April 3, 2001
Milford, Indiana

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE COMPLETE, SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                             CTB INTERNATIONAL CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2001

         The enclosed proxy accompanying this Proxy Statement is solicited by and on behalf of the Board of Directors of CTB International Corp. (the "Company") for use at the 2001 Annual Meeting of Shareholders to be held on May 1, 2001 at 10:00 a.m. E.S.T./C.D.T. at the Company's Conference Center in
Milford, Indiana, or any adjournment thereof. This Proxy Statement and accompanying form of proxy were first mailed on or about April 3, 2001 to shareholders of record (the "Shareholders" or, individually, "Shareholder") as of March 20, 2001 (the "Record Date").

         The only outstanding class of voting securities of the Company is its common stock, par value $0.01 per share (the "Common Stock"). There were 10,878,742 shares of the Company's Common Stock outstanding as of the close of business on March 20, 2001. Shareholders shall be entitled to cast one vote per share for election of Directors and one vote per share on all other matters.

         A Shareholder who gives a proxy may revoke it at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked if the Shareholder attends the meeting and elects to vote in person. Proxies that are signed but unmarked will be voted as recommended by the Board of Directors. A majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. The Company will pay all expenses in connection with this Proxy Statement.

Principal Shareholders

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 20, 2001, except as otherwise noted, for (i) each person known by the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four other most highly compensated executive officers for 2000, and (v) all current directors and executive officers as a group. Unless otherwise noted, the address of each of the Shareholders named below is the Company's principal executive office.

                                                                        Number           Percent
                                                                          Of               Of
         Name of Beneficial Owner                                       Shares            Shares
         ------------------------                                     -----------        -------

         State of Wisconsin Investment Board (1)...................     770,000            7.1%
         P.O. Box 7842
         Madison, WI  53707

         Wynnefield Partners (2)...................................     723,500            6.7%
         450 Seventh Avenue
         Suite 509
         New York, NY  10123

         American Securities Partners..............................   4,127,189           37.9%
         G.P. (Management) Corp. (3)
         The Chrysler Center
         666 Third Avenue
         29th  Floor
         New York, NY  10017-4011

         ASP/CTB G.P. Corp (4).....................................     454,706            4.2%
         The Chrysler Center
         666 Third Avenue
         29th Floor
         New York, NY  10017-4011

         Michael G. Fisch (3) (4)..................................   4,581,895           42.1%

         Charles D. Klein (3) (4)..................................   4,581,895           42.1%

         Caryl M. Chocola (5)......................................   1,470,501           13.5%

         J. Christopher Chocola....................................     702,323            6.5%

         Frank S. Hermance.........................................       4,000            ---

         Larry D. Greene...........................................         300            ---

         David L. Horing...........................................         ---            ---

         Victor A. Mancinelli......................................         ---            ---

         Don J. Steinhilber........................................      60,171            0.6%

         Mark A. Lantz.............................................      29,062            0.3%

         Brian D. Dawes............................................      20,146            0.2%

         George W. Murdoch.........................................         600            ---

         All directors and executive
            officers as a group....................................   6,922,420           63.6%


(1) Based on Schedule 13G dated February 14, 2001, which indicates as of December 31, 2000, State of Wisconsin Investment Board had sole voting power over 770,000 shares, shared voting power over no shares, sole dispositive power over 770,000 shares and shared dispositive power over no shares.

(2) Based on Schedule 13G dated January 25, 2001, which indicates as of December 27, 2000, Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P.I, Wynnefield Small Cap Value Offshore Fund, Ltd., and Channel Partnership II, L.P. had sole voting power over 723,500 shares, shared voting power over no shares, sole dispositive power over 723,500 shares and shared dispositive power over no shares.

(3)      Shares  of  Common  Stock  shown  as  beneficially  owned  by  American
         Securities Partners G.P. (Management) Corp. are owned of record by American Securities Partners, L.P., of which American Securities Associates, L.P., ("ASALP") is the sole general partner and possesses sole voting and investment power. American Securities Partners G.P. (Management) Corp. is the sole general partner of ASALP and possesses sole voting and investment power. Messrs. Klein and Fisch as shareholders of American Securities Partners G.P. (Management) Corp., may be deemed to have beneficial ownership of the shares shown as beneficially owned by American Securities Partners G.P. (Management) Corp. Such persons disclaim beneficial ownership of such shares.

(4) Shares of Common Stock shown as beneficially owned by ASP/CTB G.P. Corp. are owned of record by ASP/CTB L.P. of which ASP/CTB G.P. Corp. is the sole general partner and as to which it possesses sole voting and investment power. Messrs. Klein and Fisch, as shareholders of ASP/CTB G.P. Corp., may be deemed to have beneficial ownership of the shares shown as beneficially owned by ASP/CTB G.P. Corp. Such persons disclaim beneficial ownership of such shares.

(5) Shares of Common Stock shown as beneficially owned by Caryl M. Chocola are owned of record by the "Caryl M. Chocola Michigan Trust," of which Caryl M. Chocola is the sole beneficiary.

PROPOSAL NO. 1 - Election of Directors

         The Company's Bylaws, as recently amended, currently provide for a Board of eight (8) members. Directors are elected annually by a plurality of votes by the Shareholders present or represented at the annual meeting and entitled to vote. Each director holds office for a term of one year or until his/her successor is elected or qualified. The Board of Directors has nominated and recommends the election of the eight nominees listed below. All current directors are being re-nominated for election to another term as a director. The name, age, business background and tenure as a director of the Company, if applicable, of each nominee are set forth below. The eight nominees will be elected to serve until the next annual meeting of Shareholders and until their respective successors are elected and qualified. If, at the time of the meeting, any of such nominees should be unable to or decline to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes chosen by the Board. The nominees for director have consented to serve, if elected, and the Company has no reason to believe that any substitute nominee or nominees will be required. Unless authority to vote for a nominee is expressly withheld, the accompanying Proxy will be voted FOR the nominees named below.

                Principal Occupation and Business Experience                                    Director
Nominees        During the Past Five Years                                             Age       Since
- --------        ------------------------------------------------------------------     ---      --------
Caryl M.        Private  investor.  President  of  K.C.  Equine  Systems  Inc.,  a     62         1976
Chocola         provider  of  fencing  and  horse  feeder  equipment  since  1993.
                Director of the Company and its predecessor since 1976.

J. Christopher  Chairman of the Board since April 1999.  President  of the Company     39         1991
Chocola         from  February 1996 to April 1999 and Chief  Executive  Officer of                (1)
                the Company and its  predecessor  from March 1994 to April 1999.
                Executive  Vice  President of the Company from  November 1993 to
                July 1996.  General  Manager  of the  Chore-Time  division  from
                November  1993  to  July  1996.  General  Manager  of the  Brock
                division from October 1991 to November 1993.

Michael G.      President of American Securities Capital Partners,  L.P., ("ASCP")     38         1995
Fisch           since 1994.  Director of Anthony  International,  manufacturer  of               (1)(3)
                glass doors; Cambridge International,  Inc., manufacturer of metal conveyor belts;  DRL Holdings Inc., a catalog  retailer;  El Pollo
                Loco, Inc., a quick-service  restaurant operator;  and VUTEk Inc., manufacturer of inkjet printers.

Larry D.        President  and  Director of Complex  Tooling & Molding,  Inc.,  an     44         1997
Greene          injection molder of plastic  components,  since 1998.  Senior Vice               (2)(3)
                President  of Tauber  Enterprises,  a private  investment  company from 1992 until 1998.

Frank S.        Chairman of the Board and Chief Executive Officer of AMETEK,  Inc.     52         1997
Hermance        (NYSE) a diversified  industrial  company,  since January 1, 2001.               (2)(3)
                President and Chief  Executive  Officer from  September  1999 to
                December  2000,  President  and  Chief  Operating  Officer  from
                November 1996 to September  1999,  Executive  Vice President and
                Chief  Operating  Officer from January 1996 until November 1996.
                President of Precision  Instruments  Group of AMETEK,  Inc. from
                1994 until  November  1996,  and Group Vice  President from 1990 until 1994.

David L.        A Managing  Director of ASCP since 1995.  Chairman of the Board of     38         1995
Horing          Anthony International,  El Pollo Loco, Inc., and Miltex Instrument               (1)(2)
                Company, Inc., a supplier of surgical and dental instruments,  and
                Director of Caribbean Restaurants, Inc., a Burger King franchisee.

Charles D.      Managing  Director  of ASCP  and/or  its  affiliates  since  1978.     62         1995
Klein           Director of AMETEK, Inc.

Victor A.       President and Chief  Executive  Officer of the Company since April     57         1999
Mancinelli      1999.  Executive  Vice  President and Chief  Operating  Officer of                (1)
                Gehl Company (NASDAQ) from November 1992 to April 1999.

(1) Member of the Executive Committee
(2) Member of the Audit Committee
(3) Member of the Compensation Committee


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

PROPOSAL NO. 2 - Ratification of Selection of Independent Accountants

         Subject to ratification by the Shareholders, the Board of Directors has selected Deloitte & Touche LLP as independent accountants for the Company for the year ending December 31, 2001. The Company has been advised by such firm that they are independent accountants with respect to the Company, within the meaning of the Securities Acts administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board. Deloitte & Touche LLP were the independent accountants for the Company for the year ending December 31, 2000.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

Information About the Board of Directors and Committees of The Board

         Board of Directors: The Board of Directors held five regular meetings during the last year. The Board has three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee. Each Director has attended at least 75% of all committee and Board meetings.

(1) Executive Committee: The Executive Committee is responsible for meeting when required on short notice during intervals between meetings of the Board of Directors and has authority to exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Company subject to specific directions of the Board of Directors and to the limitations of the Indiana Business Corporation Law. The Executive Committee met three times during the last year.

(2) Audit Committee: The Audit Committee is responsible for making recommendations to the Board of Directors regarding the selection of independent accountants to audit the Company's annual financial statements; conferring with the independent accountants and reviewing the scope and the fees of the annual audit; reviewing the Company's audited financial statements, accounting and financial procedures; monitoring the Company's internal control procedures and approving the nature and scope of non-audit services performed by the independent accountants. The Audit Committee met two times during the past year.

(3) Compensation Committee: The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors on matters concerning compensation of management, executive officers and employees. The Compensation Committee met once during the past year.

         Each director of the Company who is not an employee of the Company or an employee of American Securities, L.P. or its affiliates (hereafter collectively "American Securities") receives an annual fee of $10,000 plus a fee of $2,500 for each Board of Directors meeting attended and $2,500 for each committee meeting attended if not held concurrently with a meeting of the Board of Directors. Directors who are also employees of the Company or who are officers or employees of American Securities receive no remuneration for serving as directors. Each director who was entitled to compensation in 1997 also was granted an option to purchase 18,140 shares of the Company's Common Stock at a price equal to the fair market value of the shares at the time of the grant, and subject to vesting in seven (7) years with a five (5) year accelerated vesting schedule based on the Company achieving certain financial targets.

         J. Christopher Chocola is the son of Caryl M. Chocola.


Executive Compensation

         The following Summary Compensation Table sets forth, for 1998, 1999 and 2000 certain information with respect to the compensation of the Company's President and Chief Executive Officer and the four other most highly compensated executive officers who served in such capacities for 2000.

                                       Summary Compensation Table

                                                                         Long Term
                                                                       Compensation
                                                                     ----------------
                                        Annual Compensation               Awards
                                  ---------------------------------- ----------------
                                                           Other        Securities          All
    Name and Principal                                     Annual       Underlying         Other
         Position           Year   Salary   Bonus (1)   Compensation     Options       Compensation (2)
   -------------------      ----   ------   ---------   ------------ ---------------- ----------------
                                     ($)       ($)          ($)           (#)                ($)
Victor A. Mancinelli        2000   300,000   465,000       2,959 (3)        -               28,200
President, Chief Executive  1999   222,885   159,894      27,061 (3)     300,000            12,957
Officer and Director

Don J. Steinhilber          2000   122,500   143,910           -               -            11,055
Vice President,             1999   118,500     5,910           -               -             6,232
Chief Financial Officer     1998   115,000     5,729           -          20,000             5,964
and Treasurer

Mark A. Lantz               2000   122,922   144,313           -          20,000            11,052
Vice President              1999   106,000     5,388           -               -             5,522
Grain Systems Business      1998   103,000    55,138           -               -             5,292
of CTB

Brian D. Dawes (4)          2000   114,067   133,507           -               -            10,293
Vice President              1999   106,000     5,288           -               -             5,563
Poultry Production          1998   103,000     5,138           -               -             5,330
Systems of CTB

George W. Murdoch           2000   127,500   146,664           -               -            11,507
Executive Vice President    1999   127,500     6,365           -               -             6,713
International Business      1998   125,000     6,064      44,818 (5)      88,000             6,386
of CTB

(1) Includes amounts paid pursuant to the Management Incentive Compensation Plan and includes a holiday bonus of 5% of base salary payable in December to all employees with 1,000 hours of service for the twelve months ended November 30.

(2) Includes amounts (i) contributed under the Profit Sharing Plan that are determined based on the Company's results of operations, and (ii) contributed as matching contributions under the 401(k) Plan. At the beginning of each year, the Board of Directors determines the rate, if any, that the Company will contribute to the Profit Sharing Plan for that year based on the achievement of certain financial targets for that year. The Company is not required to make any contribution to the Profit Sharing Plan if minimum levels of financial performance are not met. The contributions are allocated among eligible employees in proportion to their total qualified compensation. The

         Profit   Sharing  Plan   also  provides  for  the  making  of  cash  or
         deferred contributions pursuant to Section 401(k) of the Internal Revenue Code. Each year, the Company has the discretion to elect to make a matching contribution with respect to each employee. In recent years, the Company has made contributions equal to 50% of the amount contributed by such employee up to a total matching contribution of 2% of base compensation. The Company maintains a group-term life insurance plan for substantially all salaried U.S. employees. The Company makes the premium payments on the group-term life insurance policies which vary according to age and insurance coverage. The amount included as compensation for each named executive officer represents the value of coverage in excess of $50,000.00, in accordance with Internal Revenue Code Section 79, during the covered year. The 2000 amounts of all other compensation follow:

                                          Contributions     Contributions
                                             to the             To the        Group-Term
                     Name              Profit Sharing Plan   401(k) Plan    Life Insurance
         ----------------------------- -------------------- --------------- ---------------
                                               ($)               ($)             ($)

         Victor A. Mancinelli                 20,700            5,250             2,250
         Don J. Steinhilber                    8,452            2,450               153
         Mark A. Lantz                         8,482            2,458               112
         Brian D. Dawes                        7,871            2,281               141
         George W. Murdoch                     8,798            2,550               159

(3)      For temporary commuting and living expenses.
(4)      Mr. Dawes  was  not  an  employee  of  the  Company at the date of this filing.
(5)      Includes   amounts   paid   related  to   company-requested  geographic
         relocation.


Stock Options

         Stock options were granted in 2000 to the following executive officers named on the Summary Compensation Table:

                      Option/SAR Grants In Last Fiscal Year

                                   Number of       Percent of Total
                                  Securities         Options/SARs
                                  Underlying          Granted to
                                 Options/SARs       Employees in       Exercise Price     Expiration
           Name                   Granted (#)           2000             ($/Share)           Date
- ----------------------------   ------------------ ------------------- ---------------- ------------------
Mark A. Lantz                       20,000              35.1%              7.44        June 19, 2009


               Aggregated Option/SAR Exercises in Last Fiscal Year
                         And Year-End Option/SAR Values

                               Shares                    Number of Securities           Value of Unexercised
                              Acquired                  Underlying Unexercised              In-the-Money
                                 on         Value           Options/SARs at                Options/SARs at
           Name               Exercise     Realized         Fiscal Year-End                Fiscal Year-End
- --------------------------- ------------- ----------- ------------------------------ ------------------------------
                                 #            $             #              #              $               $
                                                      Exercisable    Unexercisable   Exercisable    Unexercisable


Victor A. Mancinelli             -            -             -           300,000           -            243,760


Don J. Steinhilber               -            -          43,536          34,512        310,795         103,598


Mark A. Lantz                    -            -          43,536          34,512        310,795         114,174


Brian D. Dawes
                                 -            -          48,048          14,512        343,005         103,598

George W. Murdoch
                                 -            -           6,047          94,046           -               -

Report of the Compensation Committee on Executive Compensation

Policies and Objectives

         The Compensation Committee of the Board of Directors (referred to herein as the "Committee") is responsible for administering the compensation and benefit programs for the Company's employees, including the executive officers. The Committee annually reviews and evaluates cash compensation and stock option grant recommendations made by the President and Chief Executive Officer for the executive officers (other than for himself) along with the rationale for such recommendations. The Committee examines these recommendations in relation to the Company's overall objectives and makes compensation recommendations to the Board of Directors for final approval. The Committee also sends to the Board of Directors for approval its recommendations on compensation for the Chairman of the Board and President and Chief Executive Officer, who do not participate in the Committee's decisions as to their compensation package.

General

         The Company has developed and implemented compensation policies, plans and practices that seek to attract and retain qualified and talented employees and enhance the profitability of the Company. The Company is committed to maximizing shareholder value through performance and the Committee believes that superior performance by the Company's executive and management team is an essential element to reaching that goal. The policies, plans and practices are designed to help achieve this objective by relating compensation to both Company and individual performance.

         Based on these objectives, the compensation package of the executive officers consists of four primary elements: (1) base salary; (2) incentive bonuses; (3) stock options; and (4) participation in employee benefit plans.

Base Salary

         A base salary is set for each executive officer at the beginning of each calendar year by the Board of Directors after receiving a recommendation from the Committee. The Committee recommends to the

Board of Directors what it believes to be an appropriate base salary for each executive officer based on the Company's performance, the executive officer's performance, the Company's future objectives and challenges and the current competitive environment. Base salaries are intended to be relatively moderate, but competitive.

Incentive Bonuses

         The Company's policy is to base a significant portion of each executive officer's annual compensation on the financial performance of the Company. A significant portion of each executive officer's potential annual cash compensation, ranging from approximately 25 to 60 percent, is based upon the incentive bonus which is accrued during the year and paid following the conclusion of each year. The bonus is determined on the basis of a formula which compares actual performance against an earnings measurement. Financial performance in 2000 was significantly above targeted levels resulting in incentive bonuses being awarded to executive officers. Financial performance in 1999 was significantly below targeted levels resulting in (with limited exceptions) no incentive bonuses being awarded to executive officers. In 1998, Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") targets were established by the Board of Directors at the beginning of the year. For measurement of the 1999 and 2000 bonuses, the Board of Directors established diluted earnings per share targets. The target bonus level for each executive officer is determined by the Committee based upon the goals, objectives and responsibilities of each officer. The Committee may exercise some discretion in making bonus awards.

Stock Options

         Stock options are a key element in the Company's long-term compensation program. The primary purpose of stock options is to provide executive officers and other employees with a personal and financial interest in the success of the Company through stock ownership, thereby aligning the interests of such persons with those of the Company's Shareholders. Most executive officers were previously granted stock options which generally vest over 3 to 7 years, with some vesting in increments over 5 years or 6 years if the Company achieves certain financial targets. In 2000, one executive officer was granted stock options, which vest 50% after 3 years, the final 50% after six years.

Benefit Plans

         The U.S.-based executive officers also participate in the Company's Profit Sharing Plan and 401(k) Plan described in note 2 under the Summary Compensation Table. U.S. executive officers and employees who are at least 18 years of age and have at least 1,000 hours of annual service are eligible to participate in the Profit Sharing Plan. Participation in the 401(k) Plan is immediately available to all employees (other than temporary employees) at least 18 years of age. All contributions to the Profit Sharing and 401(k) Plans are allocated to various investment alternatives, at the employee's discretion, within an account maintained on behalf of each participating employee and, to the extent vested, are distributed to the employee upon retirement, death, disability or termination of service.

Compensation of the President and Chief Executive Officer

         The compensation for the Company's President and Chief Executive Officer, Victor A. Mancinelli, is established by the Committee and approved by the Board of Directors. The Committee considers the Company's success in achieving its performance goals as well as the Committee's and Board's assessments of Mr. Mancinelli's individual performance. Mr. Mancinelli's incentive bonus is tied to the same financial goals for the Company as applied to the other executive officers and other employees eligible for such bonuses.

         The Committee believes that the executive compensation programs and practices described above are conservative and fair to the Company's Shareholders. The Committee further believes that these programs and practices serve the best interests of the Company and its Shareholders.

                                                         Respectfully submitted,

                                                         Michael G. Fisch
                                                         Larry D. Greene
                                                         Frank S. Hermance


Audit Committee

         The Board of Directors maintains an Audit Committee comprised of three of the Company's directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4350(d)(2). The Board of Directors and the Audit Committee believe that Larry D. Greene and Frank S. Hermance are independent directors within the meaning of NASD rule 4200(a)(14). In 1995, the Board of Directors appointed David L. Horing as a member of the Company's Audit Committee. Mr. Horing is a Managing Director of American Securities Capital Partners, L.P., which with its affiliates owns 42.1% of the Company's outstanding common stock. The Board has determined that, due to Mr. Horing's educational background, including a B.S. in Economics from the University of Pennsylvania, Wharton School of Business, and an M.B.A. from Harvard University, his significant experience in financial matters as a Managing Director of American Securities Capital Partners, L.P. and his high level of financial sophistication, it is in the Company's and the Shareholders' best interests that Mr. Horing serve on the Audit Committee.

Report of the Audit Committee

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A) the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

         The Committee  has  discussed  with the  independent  auditors  matters required to be discussed under Statement on Auditing Standards No. 61 (Communication With Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors' independence from the Company and its management, including the matters in those written disclosures. Additionally, the Committee considered the financial information systems services and other non-audit services provided by the independent auditors and the fees and costs billed and expected to be billed by the independent auditors for those services reported below.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to shareholder ratification, the selection of the Company's independent auditors.

Relationships between the Company and its Independent Accountants

         The aggregate fees billed by the Company's independent accountants covering audit and quarterly reviews for the year ended December 31, 2000 were approximately $253,900. No fees were incurred for "Financial Information Systems Design and Implementation" services. Aggregate fees incurred for other non-audit services were approximately $113,500 for the year ended December 31, 2000, primarily for tax, employee benefit and other consulting services and reimbursement of expenses. The Audit Committee believes such non-audit services are compatible with maintaining the principal accountant's independence.

                                                         Respectfully submitted,

                                                         David L. Horing
                                                         Larry D. Greene
                                                         Frank S. Hermance

Performance Graph

         The following graph compares the cumulative total return of CTB International Corp., the S&P Small Cap 600 Index, and a composite Peer Group Index constructed by the Company and weighted by market capitalization, which includes the following companies, but from which the Company has been excluded:
Cal-Maine Foods, Inc.; Gehl Company; Lindsay Manufacturing Co.; Pilgrim's Pride Corp.; RDO Equipment Co.; Sanderson Farms, Inc.; Valmont Industries, Inc.; and WLR Foods, Inc. Thorn Apple Valley, Inc., which has previously been included in the Peer Group Index, was acquired during 1999 and is no longer a publicly-traded entity. Consequently, the Peer Group Index for periods prior to 1999 has been restated to exclude Thorn Apple Valley, Inc. to allow comparability between all periods presented.

         The total return assumes $100 invested in the Company's common stock, the S&P Small Cap Index and the Peer Group Index on August 21, 1997. It includes reinvestment of dividends and is based on the closing stock price on the last trading day of December for the Company, the S&P Small Cap Index and the Peer Group Index.

         The comparative performance of the Company's common stock against the indexes as depicted in this graph is dependent on the price of stock at a particular measurement point in time. Since individual stocks are more volatile than broader stock indexes, the perceived comparative performance of the Company's common stock may vary based on the strength or weakness of the stock price at the new measurement point used in each future proxy statement graph. For this reason, the Company does not believe that this graph should be considered as the sole indicator of Company performance.
[OBJECT OMITTED]
Certain Transactions

         Under the terms of a management consulting agreement dated January 4, 1996, the Company is required to pay annual management fees of $300,000 plus expenses to ASCP.

         The Earn-Out payments related to the 1996 acquisition of the Company in a leveraged buyout transaction totaled $1,760,000 and $5,280,000 in 2000 and 1999, respectively. These amounts were paid to predecessor company shareholders, certain of whom are current directors and officers of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock, and to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, Directors, and greater than 10 percent beneficial owners were complied with.

Other Matters

         The Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by Shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

         Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions concerning the audit for the year ended December 31, 2000.



Shareholder Proposals

         Any Shareholder proposals intended to be presented at the 2002 Annual Meeting must be received by the Company at its principal executive offices no later than December 6, 2001 in order to be considered for inclusion in the proxy materials.

10-K Report

         A copy of the  Company's  Annual  Report  for  the  fiscal  year  ended
December 31, 2000 filed with the Securities and Exchange Commission on Form 10-K, which is incorporated herein by reference, is available, without charge, upon written request to Don J. Steinhilber, Vice President and Chief Financial Officer, CTB International Corp., P.O. Box 2000, Milford, Indiana 46542-2000, U.S.A.

April 3, 2001

                                                                      APPENDIX A

Audit Committee Charter

Purpose of the Audit Committee

         The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its general oversight responsibilities of reviewing financial information, systems of internal control, and the audit process.

Meetings

         The Committee shall meet at least two times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

Membership/Composition of Members

         The membership of the Audit Committee shall consist of at least 3 members in accordance with independence rules provided by NASD. Audit Committee members shall be designated by the full Board of Directors. Committee members do not have to be formally trained in finance or accounting but all Committee members must be financially literate and at least one member must possess financial sophistication.

Responsibilities

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of CTB International Corp. are in accordance with all requirements and are of the highest quality. In meeting its responsibilities, the Audit Committee will:

1.   Review and update the Committee's charter annually.

2. Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls.

3. The Committee should report to the shareholders on an annual basis in the Company's proxy statement as required by the SEC.

Committee Responsibilities as They Relate to the Independent Accountant

     Audit Committee should perform the following items in regard to the independent auditor's responsibilities:
     o Make recommendations to the Board of Directors for the selection of the auditor
     o   Review auditor's qualifications and independence
     o   Review auditor's fees and scope of work (including non audit services)
     o Review with management and the independent accountant at the completion of the annual examination:
         o   The Company's annual financial statements and related footnotes
         o The independent accountant's audit of the financial statements and his or her report thereon
         o Any serious difficulties or disputes with management encountered during the course of the audit
         o Other matters related to the conduct of the audit, which are to be communicated to the committee under Generally Accepted Auditing Standards

Committee Responsibilities as They Relate to the Internal Auditor

     Review with the internal audit function of the corporation, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.